The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	Harborview 2004-5	Loans with Current Balance>1MM
	VARIOUS CUTOFF DATES AND BALANCES

Total Current Balance:		35,214,930
Total Original Balance:		35,218,530
Number Of Loans:		23

				Minimum	Maximum
Average Current Balance:		$1,531,083.90		$1,032,000.00	$3,000,000.00
Average Original Amount:		$1,531,240.43		$1,032,000.00	$3,000,000.00

Weighted Average Gross Coupon:		4.905%		4.000	7.125%

Weighted Average Gross Margin:		2.291%		2.050	2.500%
Weighted Average Max Int Rate:		10.328%		9.000	12.950%
Weighted Average Min Int Rate:		2.291%		2.050	2.500%
Weighted Average Periodic Rate Cap:		2.265%		1.850	5.000%
Weighted Average First Rate Cap:		5.000%		5.000	5.000%

Weighted Average Original Ltv:		58.38%		23.79	80.00%

Weighted Average Fico Score:		747		651	799

Weighted Average Original Term:		360 months		360	360 months
Weighted Average Remaining Term:		358 months		350	360 months
Weighted Average Seasoning:		2 months		0	10 months

Weighted Average Next Rate Reset:		68 months		59	83 months
Weighted Average Rate Adj Freq:		11 months		1	12 months
Weighted Average First Rate Adj Freq:		70 months		60	84 months

Weighted Average Prepay Term:		12 months		12	12 months
Weighted Average Io Term:		76 months		60	120 months

Top State Concentrations (By Balance):	52.89 % California, 27.86 % New York,			4.40 % Colorado
Prepay Penalty Concentrations (By Balance): 94.32 % No Prepayment Penalty, 5.68%				Has Prepayment Penalty
Interest Only Concentrations (By Balance):	84.91 % IO, 15.09%		Not IO
Max Zip Code Concentration (By Balance):	10.73% 10023 (New York, NY)

Note Date:				Jun 10, 2003	Apr 12, 2004
First Pay Date:				Aug 01, 2003	Jun 01, 2004
Rate Chg Date:				Apr 01, 2009	Apr 01, 2011
Mature Date:				Jul 01, 2033	May 01, 2034

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Group:		Mortgage Loans	the Cutoff Date	the Cutoff Date
2		14	20,177,929.66	57.30
3		9	15,037,000.00	42.70
Total		23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COUNTRYWIDE	15	20,347,429.66	57.78
FIRST REPUBLIC	7	12,867,500.00	36.54
MELLON TRUST	1	2,000,000.00	5.68
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/1 YR LIBOR IO	10	14,863,000.00	42.21
7/1 YR CMT IO	4	8,955,000.00	25.43
5/1 YR LIBOR	4	5,314,929.66	15.09
7/1 MO LIBOR IO	3	3,912,500.00	11.11
7/1 YR LIBOR IO	2	2,169,500.00	6.16
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	16	22,347,429.66	63.46
1 YR CMT	4	8,955,000.00	25.43
1 MO LIBOR	3	3,912,500.00	11.11
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1,032,000.00 - 1,250,000.00	7	7,757,700.00	22.03
1,250,000.01 - 1,500,000.00	9	12,462,229.66	35.39
1,500,000.01 - 1,750,000.00	2	3,220,000.00	9.14
1,750,000.01 - 2,000,000.00	2	3,920,000.00	11.13
2,250,000.01 - 2,500,000.00	2	4,855,000.00	13.79
2,750,000.01 - 3,000,000.00	1	3,000,000.00	8.52
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.000 - 4.000	1	1,393,534.32	3.96
4.001 - 4.500	7	10,780,782.55	30.61
4.501 - 5.000	8	12,942,612.79	36.75
5.001 - 5.500	3	4,702,300.00	13.35
5.501 - 6.000	3	4,115,700.00	11.69
7.001 - 7.125	1	1,280,000.00	3.63
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.050 - 2.500	23	35,214,929.66	100.00
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.000 - 9.000	1	1,393,534.32	3.96
9.001 - 9.500	7	10,780,782.55	30.61
9.501 - 10.000	5	6,505,112.79	18.47
10.001 - 10.500	3	4,702,300.00	13.35
10.501 - 11.000	3	6,640,700.00	18.86
12.001 - 12.500	1	1,280,000.00	3.63
12.501 - 12.950	3	3,912,500.00	11.11
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.050 - 2.500	23	35,214,929.66	100.00
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	3	3,912,500.00	11.11
1.501 - 2.000	17	23,897,429.66	67.86
2.001 - 2.500	2	5,405,000.00	15.35
4.501 - 5.000	1	2,000,000.00	5.68
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	7	12,867,500.00	36.54
4.501 - 5.000	16	22,347,429.66	63.46
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	23	35,214,929.66	100.00
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	22	33,214,929.66	94.32
12	1	2,000,000.00	5.68
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
350 - 360	23	35,214,929.66	100.00
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	3	3,912,500.00	11.11
12	20	31,302,429.66	88.89
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	14	20,177,929.66	57.30
84	9	15,037,000.00	42.70
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
59 - 60	14	20,177,929.66	57.30
73 - 75	2	3,482,500.00	9.89
79 - 81	2	4,550,000.00	12.92
82 - 83	5	7,004,500.00	19.89
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
04/01/09 - 04/30/09	5	6,876,395.34	19.53
05/01/09 - 05/31/09	9	13,301,534.32	37.77
07/01/10 - 07/31/10	2	3,482,500.00	9.89
01/01/11 - 01/31/11	1	1,550,000.00	4.40
02/01/11 - 02/28/11	1	3,000,000.00	8.52
03/01/11 - 03/31/11	1	1,330,000.00	3.78
04/01/11 - 04/30/11	4	5,674,500.00	16.11
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
23.79 - 50.00	4	7,220,000.00	20.50
50.01 - 55.00	1	1,550,000.00	4.40
55.01 - 60.00	4	6,455,282.55	18.33
60.01 - 65.00	7	10,719,647.11	30.44
65.01 - 70.00	4	5,000,000.00	14.20
70.01 - 75.00	2	2,990,000.00	8.49
75.01 - 80.00	1	1,280,000.00	3.63
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
651 - 660	1	1,280,000.00	3.63
661 - 680	1	1,393,534.32	3.96
681 - 700	2	2,915,412.79	8.28
701 - 720	3	4,500,000.00	12.78
741 - 760	7	10,575,700.00	30.03
761 - 780	3	4,507,000.00	12.80
781 - 799	6	10,043,282.55	28.52
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	4	5,314,929.66	15.09
60	9	12,863,000.00	36.53
84	9	15,037,000.00	42.70
120	1	2,000,000.00	5.68
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	10	14,215,500.00	40.37
Rate/Term Refinance	7	10,721,929.66	30.45
Cash Out Refinance	6	10,277,500.00	29.19
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	20	29,964,929.66	85.09
Second Home	3	5,250,000.00	14.91
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	11	19,342,500.00	54.93
Reduced Documentation	8	10,759,647.11	30.55
Preferred Documentation	3	3,975,282.55	11.29
Alternative Documentation	1	1,137,500.00	3.23
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	17	26,404,929.66	74.98
Planned Unit Development	3	3,930,000.00	11.16
Cooperative	2	3,780,000.00	10.73
Condominium	1	1,100,000.00	3.12
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	22	33,214,929.66	94.32
Has Prepayment Penalty	1	2,000,000.00	5.68
Total	23	35,214,929.66	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	13	18,623,895.34	52.89
New York	5	9,812,500.00	27.86
Colorado	1	1,550,000.00	4.40
Washington	1	1,405,000.00	3.99
Illinois	1	1,393,534.32	3.96
Nevada	1	1,280,000.00	3.63
Vermont	1	1,150,000.00	3.27

All Others (0)	0	0.00	0.00
Total	23	35,214,929.66	100.00